                                  WESTERN--PNB
             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

    The following unaudited pro forma combined condensed financial data combines the restated consolidated condensed financial statements of Western Bancorp ("Western") and the consolidated financial statements of PNB Financial Group ("PNB"), giving effect to the merger of PNB with and into Western (the "Merger") as if it had been effective on September 30, 1998 and December 31, 1997, with respect to the Pro Forma Combined Condensed Balance Sheets, and as of the beginning of the years indicated and carried through the interim periods, with respect to the Pro Forma Combined Condensed Statements of Income. This information is presented under pooling-of-interests accounting. The unaudited pro forma combined condensed financial data also combines the historical condensed statements of income of Santa Monica Bank acquired by Western on January 27, 1998, in a merger accounted for under the purchase method of accounting, for the year ended December 31, 1997 and the nine months ended September 30, 1998 and 1997, as if the Santa Monica Bank acquisition occurred at the beginning of such periods. The information for the nine months ended September 30, 1998 and 1997 is derived from the unaudited restated financial statements of Western, unaudited financial statements of Santa Monica Bank and PNB which include, in the opinion of the respective managements of Western, Santa Monica Bank and PNB, all adjustments (consisting only of normal accruals) necessary to present fairly the data for such periods. This information should be read in conjunction with the restated and historical consolidated financial statements of Western, Santa Monica Bank and PNB including their respective notes thereto. The effect of estimated merger and reorganization costs expected to be incurred in connection with the acquisitions of PNB and Bank of Los Angeles have been reflected in the Unaudited Pro Forma Combined Condensed Balance Sheets; however, since the estimated costs are nonrecurring, they have not been reflected in the Unaudited Pro Forma Combined Condensed Statements of Income. The unaudited pro forma combined condensed financial data does not give effect to any anticipated operating efficiencies which may occur in conjunction with the PNB acquisition. The Unaudited Pro Forma Combined Condensed Balance Sheets are not necessarily indicative of the actual financial position that would have existed had the Merger been completed on September 30, 1998 or December 31, 1997, or that may exist in the future. The Unaudited Pro Forma Combined Condensed Statements of Income are not necessarily indicative of the results that would have occurred had the Merger been consummated on the dates indicated or that may be achieved in the future. The actual financial position and results of operations could differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including changes in value and changes in operating results between the dates of the unaudited pro forma financial data and the date on which the Merger took place.

                                  WESTERN--PNB

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                               SEPTEMBER 30, 1998

                                                                                                     WESTERN AND
                                                                                       PRO FORMA       PNB PRO
                                                             WESTERN       PNB(1)    ADJUSTMENTS(2)     FORMA
                                                           ------------  ----------  --------------  ------------
                                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
ASSETS:
Cash and due from banks..................................  $    140,135  $   29,191    $   --        $    169,326
Federal funds sold.......................................       153,664       2,500        --             156,164
                                                           ------------  ----------  --------------  ------------
    TOTAL CASH AND CASH EQUIVALENTS......................       293,799      31,691        --             325,490

Federal Reserve Bank and Federal Home Loan Bank stock, at
  cost...................................................         8,016       1,629        --               9,645
Securities held to maturity..............................        93,088      --            --              93,088
Securities available for sale............................       209,707       4,464        --             214,171
                                                           ------------  ----------  --------------  ------------
    TOTAL SECURITIES.....................................       310,811       6,093        --             316,904

Mortgage loans held for sale.............................       --           95,137        --              95,137
Net loans................................................     1,443,569     135,081        --           1,578,650
Property, plant and equipment............................        35,129       1,074        --              36,203
Other real estate owned..................................         5,251         759        --               6,010
Goodwill.................................................       148,307      --            --             148,307
Other assets.............................................        36,161       5,182         6,368          47,708
                                                           ------------  ----------  --------------  ------------
    TOTAL ASSETS.........................................  $  2,273,027  $  275,017    $    6,368    $  2,554,409
                                                           ------------  ----------  --------------  ------------
                                                           ------------  ----------  --------------  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits............................  $    696,532  $   91,323    $   --        $    787,855
Interest bearing deposits................................     1,200,334     124,133        --           1,324,467
                                                           ------------  ----------  --------------  ------------
  Total deposits.........................................     1,896,866     215,456        --           2,112,322
Borrowed funds...........................................        32,892      22,855        --              55,747
Accrued interest payable and other liabilities...........        14,658       5,200        21,500          41,398
                                                           ------------  ----------  --------------  ------------
    TOTAL LIABILITIES....................................     1,944,416     243,511        21,500       2,209,427

SHAREHOLDERS' EQUITY:
Common stock.............................................       294,575      25,593        --             320,168
Retained earnings........................................        33,561       5,876       (15,132)         24,305
Accumulated other comprehensive income...................           475          37        --                 512
                                                           ------------  ----------  --------------  ------------
    TOTAL SHAREHOLDERS' EQUITY...........................       328,611      31,506       (15,132)        344,985
                                                           ------------  ----------  --------------  ------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY...........  $  2,273,027  $  275,017    $    6,368    $  2,554,409
                                                           ------------  ----------  --------------  ------------
                                                           ------------  ----------  --------------  ------------

Number of common shares outstanding(1)...................      17,784.6     2,779.7                      20,564.3
Common shareholders' equity per share(1).................  $      18.48  $    11.33                  $      16.78
Tangible common shareholders' equity per share(1)........  $      10.14  $    11.33                  $       9.56

                 See "NOTES TO WESTERN--PNB UNAUDITED PRO FORMA
                      COMBINED CONDENSED FINANCIAL DATA."

                                  WESTERN--PNB

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                               DECEMBER 31, 1997

                                                                                                     WESTERN AND
                                                                                       PRO FORMA       PNB PRO
                                                             WESTERN       PNB(1)    ADJUSTMENTS(2)     FORMA
                                                           ------------  ----------  --------------  ------------
                                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
ASSETS:
Cash and due from banks..................................  $    120,102  $   15,185    $   --        $    135,287
Federal funds sold.......................................       168,257      --            --             168,257
                                                           ------------  ----------  --------------  ------------
    TOTAL CASH AND CASH EQUIVALENTS......................       288,359      15,185        --             303,544

Federal Reserve Bank and Federal Home Loan Bank stock, at
  cost...................................................         6,411       1,285        --               7,696
Securities held to maturity..............................        48,138      --            --              48,138
Securities available for sale............................       213,398       5,625        --             219,023
                                                           ------------  ----------  --------------  ------------
    TOTAL SECURITIES.....................................       267,947       6,910        --             274,857

Mortgage loans held for sale.............................       --           96,852        --              96,852
Net loans................................................     1,004,654     116,626        --           1,121,280
Property, plant and equipment............................        16,335       1,094        --              17,429
Other real estate owned..................................         7,736         476        --               8,212
Goodwill.................................................        36,369      --            --              36,369
Other assets.............................................        34,143       5,731         6,368          46,242
                                                           ------------  ----------  --------------  ------------
    TOTAL ASSETS.........................................  $  1,655,543  $  242,874    $    6,368    $  1,904,785
                                                           ------------  ----------  --------------  ------------
                                                           ------------  ----------  --------------  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits............................  $    542,725  $  101,343    $   --        $    644,068
Interest bearing deposits................................       922,080     109,747        --           1,031,827
                                                           ------------  ----------  --------------  ------------
  Total deposits.........................................     1,464,805     211,090        --           1,675,895
Borrowed funds...........................................        14,600       5,000        --              19,600
Accrued interest payable and other liabilities...........        15,429       2,787        21,500          39,716
                                                           ------------  ----------  --------------  ------------
    TOTAL LIABILITIES....................................     1,494,834     218,877        21,500       1,735,211

SHAREHOLDERS' EQUITY:
Common stock.............................................       143,577      16,234        --             159,811
Retained earnings........................................        17,274       7,754       (15,132)          9,896
Accumulated other comprehensive income (loss)............          (142)          9        --                (133)
                                                           ------------  ----------  --------------  ------------
    TOTAL SHAREHOLDERS' EQUITY...........................       160,709      23,997       (15,132)        169,574
                                                           ------------  ----------  --------------  ------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY...........  $  1,655,543  $  242,874    $    6,368    $  1,904,785
                                                           ------------  ----------  --------------  ------------
                                                           ------------  ----------  --------------  ------------

Number of common shares outstanding(1)...................      12,655.4     2,605.1                      15,260.5
Common shareholders' equity per share(1).................  $      12.70  $     9.21                  $      11.11
Tangible common shareholders' equity per share(1)........  $       9.83  $     9.21                  $       8.73

                 See "NOTES TO WESTERN--PNB UNAUDITED PRO FORMA
                      COMBINED CONDENSED FINANCIAL DATA."

                                  WESTERN--PNB

            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                         SANTA                                                    WESTERN
                                                        MONICA         PRO FORMA      WESTERN PRO                 AND PNB
                                            WESTERN   JANUARY(3)    ADJUSTMENTS(3)       FORMA       PNB(1)      PRO FORMA
                                           ---------  -----------  -----------------  -----------  -----------  -----------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME:
  Interest and fees on loans and
    leases...............................  $  98,484   $   3,185                       $ 101,669    $  14,361    $ 116,030
  Interest on interest bearing deposits
    in other banks.......................         54      --                                  54       --               54
  Interest on investment securities......     13,591         616                          14,207          360       14,567
  Interest on federal funds sold.........      8,771         365            (235)          8,901          293        9,194
                                           ---------  -----------          -----      -----------  -----------  -----------
    TOTAL INTEREST INCOME................    120,900       4,166            (235)        124,831       15,014      139,845

INTEREST EXPENSE:
  Interest expense on deposits...........     30,978       1,180                          32,158        3,853       36,011
  Interest expense on borrowings.........      1,374          16                           1,390          258        1,648
                                           ---------  -----------          -----      -----------  -----------  -----------
    TOTAL INTEREST EXPENSE...............     32,352       1,196          --              33,548        4,111       37,659
                                           ---------  -----------          -----      -----------  -----------  -----------
NET INTEREST INCOME:.....................     88,548       2,970            (235)         91,283       10,903      102,186
  Less: provision for loan and lease
    losses...............................        450          80                             530          575        1,105
                                           ---------  -----------          -----      -----------  -----------  -----------
NET INTEREST INCOME AFTER PROVISION FOR
  LOAN AND LEASE LOSSES..................     88,098       2,890            (235)         90,753       10,328      101,081

NON-INTEREST INCOME:
  Service charges, commissions and
    fees.................................     12,652         595                          13,247        5,331       18,578
  Gain on sale of loans..................     --          --                              --           12,267       12,267
  Securities gains.......................        481      --                                 481           (5)         476
  Other income...........................        877          19                             896          244        1,140
                                           ---------  -----------          -----      -----------  -----------  -----------
    TOTAL NON-INTEREST INCOME............     14,010         614          --              14,624       17,837       32,461

NON-INTEREST EXPENSE:
  Salaries and benefits..................     29,917       1,123             (11)         31,029       11,123       42,152
  Occupancy, furniture and equipment.....      9,588         347              23           9,958        1,594       11,552
  Advertising and business development...        798          58                             856          349        1,205
  Other real estate owned................       (335)          9                            (326)         149         (177)
  Professional services..................      3,052          73                           3,125        1,112        4,237
  Telephone, stationery and supplies.....      2,604          55                           2,659          608        3,267
  Goodwill amortization..................      7,520      --                 665           8,185       --            8,185
  Data processing........................      1,736           9                           1,745       --            1,745
  Customer services cost.................      1,248           8                           1,256        1,284        2,540
  Provision for losses on loans sold.....     --          --              --              --            1,200        1,200
  Merger costs...........................        139         429                             568       --              568
  Other..................................      4,985         239                           5,224        1,203        6,427
                                           ---------  -----------          -----      -----------  -----------  -----------
    TOTAL NON-INTEREST EXPENSE...........     61,252       2,350             677          64,279       18,622       82,901
                                           ---------  -----------          -----      -----------  -----------  -----------
Income before income taxes...............     40,856       1,154            (912)         41,098        9,543       50,641
Income taxes.............................     19,723         463            (102)         20,084        4,007       24,091
                                           ---------  -----------          -----      -----------  -----------  -----------
    NET INCOME...........................  $  21,133   $     691       $    (810)      $  21,014    $   5,536    $  26,550
                                           ---------  -----------          -----      -----------  -----------  -----------
                                           ---------  -----------          -----      -----------  -----------  -----------

PER SHARE INFORMATION(1):
  Number of shares (weighted average)
    Basic................................   17,155.3     7,084.2                        17,720.9      2,708.2     20,429.1
    Diluted..............................   17,594.4     7,084.2                        18,160.0      2,875.5     21,035.5
  Income per share
    Basic................................  $    1.23   $    0.10                       $    1.19    $    2.04    $    1.30
    Diluted..............................  $    1.20   $    0.10                       $    1.16    $    1.93    $    1.26

                 See "NOTES TO WESTERN--PNB UNAUDITED PRO FORMA
                      COMBINED CONDENSED FINANCIAL DATA."

                                  WESTERN--PNB

            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                                                 WESTERN
                                                          SANTA        PRO FORMA       WESTERN                   AND PNB
                                             WESTERN    MONICA(3)   ADJUSTMENTS(3)    PRO FORMA     PNB(1)      PRO FORMA
                                            ---------  -----------  ---------------  -----------  -----------  -----------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME:
  Interest and fees on loans and leases...  $  67,716   $  27,433                     $  95,149    $  11,304    $ 106,453
  Interest on interest bearing deposits in
    other banks...........................          1      --                                 1       --                1
  Interest on investment securities.......     14,282       6,415                        20,697          316       21,013
  Interest on federal funds sold..........      3,463       2,708         (2,112)         4,059          204        4,263
                                            ---------  -----------       -------     -----------  -----------  -----------
    TOTAL INTEREST INCOME.................     85,462      36,556         (2,112)       119,906       11,824      131,730

INTEREST EXPENSE:
  Interest expense on deposits............     23,549      10,848                        34,397        2,809       37,206
  Interest expense on borrowings..........      1,048         147                         1,195          106        1,301
                                            ---------  -----------       -------     -----------  -----------  -----------
    TOTAL INTEREST EXPENSE................     24,597      10,995         --             35,592        2,915       38,507
                                            ---------  -----------       -------     -----------  -----------  -----------
NET INTEREST INCOME.......................     60,865      25,561         (2,112)        84,314        8,909       93,223
  Less: provision for loan and lease
    losses................................      2,535      --                             2,535          765        3,300
                                            ---------  -----------       -------     -----------  -----------  -----------
NET INTEREST INCOME AFTER PROVISION FOR
  LOAN AND LEASE LOSSES...................     58,330      25,561         (2,112)        81,779        8,144       89,923

NON-INTEREST INCOME:
  Service charges and fees................      6,768       5,158                        11,926        3,860       15,786
  Gain on sale of loans...................         78      --                                78        7,485        7,563
  Securities gains (losses)...............        342      --                               342          (11)         331
  Other income............................      1,263         172                         1,435          481        1,916
                                            ---------  -----------       -------     -----------  -----------  -----------
    TOTAL NON-INTEREST INCOME.............      8,451       5,330         --             13,781       11,815       25,596

NON-INTEREST EXPENSE:
  Salaries and benefits...................     22,720      10,707            (98)        33,329        8,694       42,023
  Occupancy, furniture and equipment......      7,048       2,980            206         10,234        1,510       11,744
  Advertising and business development....      1,070         675                         1,745          260        2,005
  Other real estate owned.................        363        (556)                         (193)         474          281
  Professional services...................      3,101       1,189                         4,290          780        5,070
  Telephone, stationery and supplies......      2,326         474                         2,800          525        3,325
  Goodwill amortization...................      2,081      --              5,983          8,064       --            8,064
  Data processing.........................      1,202          88                         1,290       --            1,290
  Customer services cost..................        867         105                           972          993        1,965
  Provision for losses on loans sold......     --          --                            --              176          176
  Merger costs............................      3,470         841                         4,311       --            4,311
  Other...................................      4,942       2,028                         6,970          877        7,847
                                            ---------  -----------       -------     -----------  -----------  -----------
    TOTAL NON-INTEREST EXPENSE............     49,190      18,531          6,091         73,812       14,289       88,101
                                            ---------  -----------       -------     -----------  -----------  -----------
Income before income taxes................     17,591      12,360         (8,203)        21,748        5,670       27,418
Income taxes..............................      8,022       4,338           (921)        11,439        2,341       13,780
                                            ---------  -----------       -------     -----------  -----------  -----------
    NET INCOME............................  $   9,569   $   8,022      $  (7,282)     $  10,309    $   3,329    $  13,638
                                            ---------  -----------       -------     -----------  -----------  -----------
                                            ---------  -----------       -------     -----------  -----------  -----------
PER SHARE INFORMATION(1):
  Number of shares (weighted average)
    Basic.................................   11,805.3     7,084.2                      16,785.9      2,522.1     19,308.0
    Diluted...............................   12,294.9     7,084.2                      17,275.5      2,699.6     19,975.1
  Income per share
    Basic.................................  $    0.81   $    1.13                     $    0.61    $    1.32    $    0.71
    Diluted...............................  $    0.78   $    1.13                     $    0.60    $    1.23    $    0.68

                 See "NOTES TO WESTERN--PNB UNAUDITED PRO FORMA
                      COMBINED CONDENSED FINANCIAL DATA."

                                  WESTERN--PNB

            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                                 WESTERN
                                                          SANTA        PRO FORMA       WESTERN                   AND PNB
                                             WESTERN    MONICA(3)   ADJUSTMENTS(3)    PRO FORMA     PNB(1)      PRO FORMA
                                            ---------  -----------  ---------------  -----------  -----------  -----------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME:
  Interest and fees on loans and leases...  $  91,868   $  36,794                     $ 128,662    $  15,771    $ 144,433
  Interest on interest bearing deposits in
    other banks...........................          1      --                                 1       --                1
  Interest on investment securities.......     18,445       8,922                        27,367          422       27,789
  Interest on federal funds sold..........      5,574       3,652         (2,816)         6,410          228        6,638
                                            ---------  -----------       -------     -----------  -----------  -----------
    TOTAL INTEREST INCOME.................    115,888      49,368         (2,816)       162,440       16,421      178,861

INTEREST EXPENSE:
  Interest expense on deposits............     31,949      14,575                        46,524        3,852       50,376
  Interest expense on borrowings..........      1,340         196                         1,536          192        1,728
                                            ---------  -----------       -------     -----------  -----------  -----------
    TOTAL INTEREST EXPENSE................     33,289      14,771         --             48,060        4,044       52,104
                                            ---------  -----------       -------     -----------  -----------  -----------
NET INTEREST INCOME:......................     82,599      34,597         (2,816)       114,380       12,377      126,757
  Less: provision for loan and lease
    losses................................      3,210      --                             3,210          870        4,080
                                            ---------  -----------       -------     -----------  -----------  -----------
NET INTEREST INCOME AFTER PROVISION FOR
  LOAN AND LEASE LOSSES...................     79,389      34,597         (2,816)       111,170       11,507      122,677

NON-INTEREST INCOME:
  Service charges, commissions and fees...      8,806       7,032                        15,838        5,482       21,320
  Gain on sale of loans...................         78      --                                78       10,814       10,892
  Securities gains (losses)...............        342          13                           355          (11)         344
  Other income............................      1,848         229                         2,077          533        2,610
                                            ---------  -----------       -------     -----------  -----------  -----------
    TOTAL NON-INTEREST INCOME.............     11,074       7,274         --             18,348       16,818       35,166

NON-INTEREST EXPENSE:
  Salaries and benefits...................     29,825      14,661           (131)        44,355       11,967       56,322
  Occupancy, furniture and equipment......      9,621       4,151            274         14,046        2,048       16,094
  Advertising and business development....      1,380         844                         2,224          380        2,604
  Other real estate owned.................        271        (547)                         (276)         524          248
  Professional services...................      4,088       1,444                         5,532        1,107        6,639
  Telephone, stationery and supplies......      3,082         632                         3,714          715        4,429
  Goodwill amortization...................      2,784      --              7,977         10,761       --           10,761
  Data processing.........................      1,667         116                         1,783       --            1,783
  Customer services cost..................      1,263         265                         1,528        1,424        2,952
  Provision for losses on loans sold......     --          --                            --              276          276
  Merger related costs....................     14,201       1,052                        15,253       --           15,253
  Other...................................      6,117       2,441                         8,558        1,303        9,861
                                            ---------  -----------       -------     -----------  -----------  -----------
    TOTAL NON-INTEREST EXPENSE............     74,299      25,059          8,120        107,478       19,744      127,222
                                            ---------  -----------       -------     -----------  -----------  -----------
Income before income taxes................     16,164      16,812        (10,936)        22,040        8,581       30,621
Income taxes..............................      9,271       5,905         (1,228)        13,948        3,561       17,509
                                            ---------  -----------       -------     -----------  -----------  -----------
    NET INCOME............................  $   6,893   $  10,907      $  (9,708)     $   8,092    $   5,020    $  13,112
                                            ---------  -----------       -------     -----------  -----------  -----------
                                            ---------  -----------       -------     -----------  -----------  -----------

PER SHARE INFORMATION:
  Number of shares (weighted average)
    Basic.................................   11,886.6     7,084.2                      16,860.1      2,544.4     19,404.5
    Diluted...............................   12,315.5     7,084.2                      17,289.0      2,721.2     20,010.2
  Income per share
    Basic.................................  $    0.58   $    1.54                     $    0.48    $    1.97    $    0.68
    Diluted...............................  $    0.56   $    1.54                     $    0.47    $    1.84    $    0.66

                 See "NOTES TO WESTERN--PNB UNAUDITED PRO FORMA
                      COMBINED CONDENSED FINANCIAL DATA."

                                  WESTERN--PNB

            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                WESTERN
                                                                                                                AND PNB
                                                                                      WESTERN      PNB(1)      PRO FORMA
                                                                                    -----------  -----------  -----------
                                                                                            (IN THOUSANDS, EXCEPT
                                                                                               PER SHARE DATA)
INTEREST INCOME:
  Interest and fees on loans and leases...........................................   $  66,076    $  13,015    $  79,091
  Interest on interest bearing deposits in other banks............................          15           32           47
  Interest on investment securities...............................................      14,870          438       15,308
  Interest on federal funds sold..................................................       3,837          493        4,330
                                                                                    -----------  -----------  -----------
    TOTAL INTEREST INCOME.........................................................      84,798       13,978       98,776

INTEREST EXPENSE:
  Interest expense on deposits....................................................      24,212        3,855       28,067
  Interest expense on borrowings..................................................       1,186           33        1,219
                                                                                    -----------  -----------  -----------
    TOTAL INTEREST EXPENSE........................................................      25,398        3,888       29,286
                                                                                    -----------  -----------  -----------
NET INTEREST INCOME:..............................................................      59,400       10,090       69,490
  Less: provision for loan and lease losses.......................................       1,768          903        2,671
                                                                                    -----------  -----------  -----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES.....................      57,632        9,187       66,819

NON-INTEREST INCOME:
  Service charges, commissions and fees...........................................       8,451        4,504       12,955
  Gain on sale of loans and other assets..........................................         665        8,011        8,676
  Securities gains (losses).......................................................         276       --              276
  Other income....................................................................       1,520          312        1,832
                                                                                    -----------  -----------  -----------
    TOTAL NON-INTEREST INCOME.....................................................      10,912       12,827       23,739

NON-INTEREST EXPENSE:
  Salaries and benefits...........................................................      26,424        9,467       35,891
  Occupancy, furniture and equipment..............................................       8,955        1,914       10,869
  Advertising and business development............................................       1,479          198        1,677
  Other real estate owned.........................................................         (66)         474          408
  Professional services...........................................................       6,526          883        7,409
  Telephone, stationery and supplies..............................................       2,547          754        3,301
  Goodwill amortization...........................................................       1,123       --            1,123
  Data processing.................................................................       1,064       --            1,064
  Customer services cost..........................................................         510        1,039        1,549
  Provision for losses on loans sold..............................................      --            1,080        1,080
  Other...........................................................................       6,336        1,704        8,040
                                                                                    -----------  -----------  -----------
    TOTAL NON-INTEREST EXPENSE....................................................      54,898       17,513       72,411
                                                                                    -----------  -----------  -----------
Income before income taxes........................................................      13,646        4,501       18,147
Income taxes......................................................................       3,656          945        4,601
                                                                                    -----------  -----------  -----------
    NET INCOME....................................................................   $   9,990    $   3,556    $  13,546
                                                                                    -----------  -----------  -----------
                                                                                    -----------  -----------  -----------

  Number of shares (weighted average)
    Basic.........................................................................     9,022.9      2,494.7     11,517.6
    Diluted.......................................................................     9,294.2      2,605.3     11,899.5
  Income per share
    Basic.........................................................................   $    1.11    $    1.43    $    1.18
    Diluted.......................................................................   $    1.07    $    1.36    $    1.14

                 See "NOTES TO WESTERN--PNB UNAUDITED PRO FORMA
                      COMBINED CONDENSED FINANCIAL DATA."

                                  WESTERN--PNB

            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                                                                WESTERN
                                                                                                                AND PNB
                                                                                      WESTERN      PNB(1)      PRO FORMA
                                                                                    -----------  -----------  -----------
                                                                                            (IN THOUSANDS, EXCEPT
                                                                                               PER SHARE DATA)
INTEREST INCOME:
  Interest and fees on loans and leases...........................................   $  53,822    $  12,016    $  65,838
  Interest on interest bearing deposits in other banks............................          45       --               45
  Interest on investment securities...............................................      12,301          762       13,063
  Interest on federal funds sold..................................................       3,280          128        3,408
                                                                                    -----------  -----------  -----------
    TOTAL INTEREST INCOME.........................................................      69,448       12,906       82,354

INTEREST EXPENSE:
  Interest expense on deposits....................................................      20,709        3,355       24,064
  Interest expense on borrowings..................................................         947           49          996
                                                                                    -----------  -----------  -----------
    TOTAL INTEREST EXPENSE........................................................      21,656        3,404       25,060
                                                                                    -----------  -----------  -----------

NET INTEREST INCOME:..............................................................      47,792        9,502       57,294
  Less: provision for loan and lease losses.......................................       8,253        1,503        9,756
                                                                                    -----------  -----------  -----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES.....................      39,539        7,999       47,538

NON-INTEREST INCOME:
  Service charges, commissions and fees...........................................       7,308        2,203        9,511
  Gain on sale of loans and other assets..........................................         263        4,310        4,573
  Securities (losses).............................................................        (738)         (50)        (788)
  Other income....................................................................       1,871           76        1,947
                                                                                    -----------  -----------  -----------
    TOTAL NON-INTEREST INCOME.....................................................       8,704        6,539       15,243

NON-INTEREST EXPENSE:
  Salaries and benefits...........................................................      22,373        6,377       28,750
  Occupancy, furniture and equipment..............................................       8,819        1,856       10,675
  Advertising and business development............................................       1,327          201        1,528
  Other real estate owned.........................................................       3,104          262        3,366
  Professional services...........................................................       3,723          659        4,382
  Telephone, stationery and supplies..............................................       2,591          501        3,092
  Goodwill amortization...........................................................         841       --              841
  Lower of cost or market adjustment on loans available for sale..................         756       --              756
  Data processing.................................................................         822       --              822
  Provision for losses on loans sold..............................................      --              385          385
  Customer services cost..........................................................         184          944        1,128
  Other...........................................................................       6,579        1,410        7,989
                                                                                    -----------  -----------  -----------
    TOTAL NON-INTEREST EXPENSE....................................................      51,119       12,595       63,714
                                                                                    -----------  -----------  -----------
Income (loss) before income taxes.................................................      (2,876)       1,943         (933)
Income taxes (benefits)...........................................................      (1,733)         (98)      (1,831)
                                                                                    -----------  -----------  -----------
    NET INCOME (LOSS).............................................................   $  (1,143)   $   2,041    $     898
                                                                                    -----------  -----------  -----------
                                                                                    -----------  -----------  -----------

PER SHARE INFORMATION:
  Number of shares (weighted average)
    Basic.........................................................................     6,916.7      2,508.8      9,425.5
    Diluted.......................................................................     7,134.4      2,540.4      9,674.8
  Income (loss) per share
    Basic.........................................................................   $   (0.17)   $    0.81    $    0.10
    Diluted.......................................................................   $   (0.17)   $    0.80    $    0.09

                 See "NOTES TO WESTERN--PNB UNAUDITED PRO FORMA
                      COMBINED CONDENSED FINANCIAL DATA."

                             NOTES TO WESTERN--PNB

             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

NOTE 1:  BASIS OF PRESENTATION

  PNB ACQUISITION

    Certain historical data of PNB have been reclassified on a pro forma basis to conform to Western's classifications. Transactions between Western and PNB are not material in relation to the unaudited pro forma combined financial statements, and have not been eliminated from the pro forma combined amounts. The unaudited pro forma number of common shares outstanding, common shareholders' equity per share, number of shares (basic and diluted) and income
(loss) per share (basic and diluted) are based on the share amounts for Western multiplied by the PNB exchange rate of 1.0. The number of PNB shares and earnings per share for the periods presented have been given retroactive effect to the 15% stock dividend paid by PNB on April 15, 1998.

  BANK OF LOS ANGELES ACQUISITION

    On October 23, 1998, Western acquired Bank of Los Angeles pursuant to an Agreement and Plan of Merger, dated as of April 16, 1998, and amended and restated as of June 24, 1998 and July 16, 1998. Pursuant to that merger agreement, Bank of Los Angeles merged with and into Santa Monica Bank, with Santa Monica Bank being the surviving corporation.

    Pursuant to the merger agreement, each issued and outstanding share of common stock of Bank of Los Angeles prior to the acquisition (other than as provided in the merger agreement) was converted into the right to receive 0.4224 shares of Western common stock. In addition, each option to acquire shares of common stock outstanding immediately prior to the completion of the Bank of Los Angeles acquisition was converted into the right to receive that number of shares of Western common stock equal to the quotient obtained by dividing the Spread (as defined in the merger agreement) by $42.61. Each warrant to acquire Bank of Los Angeles common stock outstanding prior to completion of the Bank of Los Angeles acquisition was converted into an equivalent warrant to acquire shares of Western common stock. As a result, at October 23, 1998 there were outstanding warrants, expiring December 1, 1998, to acquire approximately 156,117 shares of Western common stock at an exercise price of $8.88 per share.

    Upon completion of the Bank of Los Angeles acquisition, Western issued approximately 2,214,300 shares of Western common stock (prior to adjustment for fractional shares) to former holders of Bank of Los Angeles common stock, and as a result, the former shareholders of Bank of Los Angeles common stock own shares of Western common stock representing approximately 12.4 percent of the presently outstanding Western common stock.

NOTE 2:  MERGER COSTS

    The unaudited pro forma combined condensed financial data reflect Western management's current estimate, for purposes of pro forma presentation, of the aggregate estimated merger costs of $21,500,000 ($15,132,000 net of taxes, computed using the combined federal and state tax rate of 42.0%) expected to be incurred in connection with the Bank of Los Angeles and PNB acquisitions. In accordance with pooling-of-interests accounting, these costs were recognized upon the closing of the transaction. While a portion of these costs may be required to be recognized over time, the current estimate of these costs has been recorded in the

                             NOTES TO WESTERN--PNB

             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

NOTE 2:  MERGER COSTS (CONTINUED)
pro forma combined balance sheets in order to disclose the aggregate effect of these activities on Western's pro forma combined financial position. The estimated aggregate costs include the following:

                                                                                    (DOLLARS IN
                                                                                    THOUSANDS)
                                                                                    -----------
Employee costs....................................................................   $   3,150
Conversion and other costs........................................................      12,000
                                                                                    -----------
                                                                                        15,150
Tax effects.......................................................................      (6,368)
                                                                                    -----------
                                                                                         8,782
Investment banking and other professional fees....................................       6,350
                                                                                    -----------
  TOTAL ESTIMATED AGGREGATE COSTS.................................................   $  15,132
                                                                                    -----------
                                                                                    -----------


    Western management's cost estimates are forward-looking. While the costs represent Western management's current estimate of merger costs that will be incurred, the ultimate level and timing of recognition of such costs will be based on the final merger and integration plans, which are being developed by various of Western's Bank of Los Angeles; and PNB's task forces and integration committees. Readers are cautioned that the completion of the merger and integration plans and the resulting management plans detailing actions to be undertaken to effect the Merger and resultant integration of operations will impact these estimates; the type and amount of actual

                             NOTES TO WESTERN--PNB

             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

NOTE 2:  MERGER COSTS (CONTINUED)
costs incurred could vary materially from these estimates if future developments differ from the underlying assumptions used by management in determining the current estimate of these costs.

NOTE 3:  PRO FORMA ADJUSTMENTS RELATED TO THE SANTA MONICA BANK ACQUISITION

    The Santa Monica Bank acquisition was accounted for as a purchase effective on January 27, 1998. Accordingly, Western's balance sheet as of September 30, 1998, reflects such acquisition. Under this method of accounting, assets and liabilities of Santa Monica Bank were adjusted to their estimated fair values and combined with the recorded book values of the assets and liabilities of Western. Applicable income tax effects of such adjustments are included as a component of Western's net deferred tax asset with a corresponding offset to goodwill.

    The unaudited pro forma combined condensed statements of income for the nine-month periods ending September 30, 1998 and September 30, 1997 and for the year ended December 31, 1997 are presented as if the acquisition was consummated at the beginning of each period. The pro forma combined statements of income for these periods combine the individual pro forma results of operations of Western, Bank of Los Angeles and Santa Monica Bank for each period after giving effect to the amortization of purchase accounting adjustments, the additional equity which was raised by Western and the reduced interest income resulting from the cash payments made as part of the Santa Monica Bank acquisition. The pro forma purchase accounting adjustments for each period represent the amortization that would have taken place from the beginning of the period.

    For the purposes of the unaudited pro forma combined condensed statement of income, it is estimated that Western would have earned 5.50% on the $51.2 million cash portion of the Santa Monica Bank acquisition purchase price during each period, resulting in approximately $235,000 less interest income for the nine-month period ended September 30, 1998, $2,112,000 less interest income for the nine-month period ended September 30, 1997 and $2.8 million less interest income for 1997.

    Salaries and benefits expense is estimated to be reduced by approximately $11,000, $98,000 and $131,000 for the nine-month period ended September 30, 1998, the nine-month period ended September 30, 1997 and for the year ended December 31, 1997, respectively, as a result of the write-off of the unrecognized transition obligation related to post-retirement health care benefits.

    For the year ended December 31, 1997, occupancy, furniture and equipment expense increased by an estimated $194,000 of depreciation expense related to the fair market value adjustment of Santa Monica Bank's property, plant and equipment and by approximately $80,000 related to the amortization of favorable lease assets, resulting in an approximately $274,000 additional expense. For the nine-month periods ended September 30, 1998 and September 30, 1997, this additional expense is $23,000 and $206,000, respectively.

    Goodwill of approximately $119.7 million is amortized on a straight line basis over 15 years.

    Income taxes are estimated to be at a rate of 41.5% of pretax income before goodwill amortization.